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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                     __________________________________



                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  January 10, 1998




                         MERCANTILE BANCORPORATION INC.
            (Exact name of registrant as specified in its charter)


          MISSOURI              1-11792                43-0951744
      (State or other       (Commission File        (I.R.S. Employer
      jurisdiction of            Number)             Identification
       organization)                                     Number)



              P.O. BOX 524
          ST. LOUIS, MISSOURI                             63166-0524
 (Address of principal executive offices)                 (Zip Code)



   Registrant's telephone number, including area code:  (314) 425-2525


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 ITEM 5.   OTHER EVENTS

      On January 10, 1998, Mercantile Bancorporation Inc., a corporation organized and existing under the laws of the State of Missouri ("Mercantile"), and CBT Corporation, a corporation organized and existing under the laws of the State of Kentucky ("CBT"), and each registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which CBT will be merged with and into Ameribanc, Inc., a Missouri corporation and wholly owned subsidiary of Mercantile (the "Merger"). The Executive Committee of the Board of Directors of Mercantile and the Board of Directors of CBT approved the Merger at their meetings held on January 8, 1998 and January 10, 1998, respectively.

      In accordance with the terms of the Merger Agreement, each share of CBT common stock, no par value (the "CBT Common Stock"), outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into the right to receive 0.6513 of a share of Mercantile common stock, par value $.01 per share (the "Common Stock"), and the associated preferred share purchase rights under Mercantile's Rights Agreement, dated May 23, 1988, between Mercantile and Mercantile Bank National Association, as Rights Agent (together with the Common Stock, the "Mercantile Common Stock").

      In addition, at the Effective Time, all rights with respect to CBT Common Stock pursuant to stock options outstanding at the Effective Time, whether or not then exercisable, shall be converted into and shall become rights with respect to Mercantile Common Stock.

      The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests.

      Consummation of the Merger is subject to various conditions, including:
(i) the approval of the Merger Agreement and the Merger by the shareholders of CBT; (ii) the receipt of requisite regulatory approvals from the Board of Governors of the Federal Reserve System, the Kentucky Department of Financial Institutions and any other necessary federal and state regulatory authorities;
(iii) the registration pursuant to the Securities Act of 1933, as amended (the "Act"), of the shares of Mercantile Common Stock to be issued in the Merger and upon exercise of options to acquire Mercantile Common Stock following the Merger; (iv) the receipt by each of Mercantile and CBT of an opinion of counsel in reasonably satisfactory form as to the tax treatment of certain aspects of the Merger; (v) the receipt of a letter from KPMG Peat Marwick LLP, Mercantile's independent public accountants, to the effect that the merger

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will qualify for pooling-of-interests accounting treatment; and (vi) the satisfaction of certain other conditions.

      The Merger Agreement and the Merger will be submitted for approval at a meeting of the shareholders of CBT. Prior to such meeting, Mercantile will file a registration statement with the Securities and Exchange Commission registering under the Act the shares of Mercantile Common Stock to be issued in the Merger. Such shares of Mercantile Common Stock will be offered to the CBT shareholders pursuant to a prospectus that will also serve as a proxy statement for the shareholders' meeting.

      In connection with the Merger Agreement, each of the directors of CBT, who in the aggregate have voting power over approximately 13.4% of the outstanding shares of CBT Common Stock, based upon 7,862,627 shares of CBT Common Stock outstanding as of December 31, 1997, has agreed with Mercantile pursuant to a separate Voting Agreement to vote all shares of CBT Common Stock over which such director has voting power to approve the Merger Agreement and the Merger.

      Also in connection with the Merger Agreement, Mercantile and CBT entered into a Stock Option Agreement, dated January 10, 1998 (the "Stock Option Agreement"), pursuant to which CBT granted to Mercantile an irrevocable option to purchase, under certain circumstances, up to 1,564,662 shares of CBT Common Stock at a price, subject to certain adjustments, of $33.25 per share (the "Mercantile Option"). The Mercantile Option, if exercised, would equal, before giving effect to the Mercantile Option, 19.9% of the total number of shares of CBT Common Stock outstanding. The Mercantile Option was granted by CBT as a condition and inducement to Mercantile's willingness to enter into the Merger Agreement. Under certain circumstances, CBT may be required to repurchase the Mercantile Option or the shares acquired pursuant to the exercise of the Mercantile Option.

      Each of the preceding descriptions of the Merger Agreement, Voting Agreements and Stock Option Agreement is qualified in its entirety by reference to the copies of the Merger Agreement, form of Voting Agreement and Stock Option Agreement included as Exhibits 2.1, 2.2 and 2.3 hereto, respectively, and which are incorporated herein by reference.

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)   Exhibits.
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
Exhibit No.      Description
-----------      -----------
   2.1          Agreement and Plan of Merger, dated January 10, 1998, by and among Mercantile Bancorporation Inc., Ameribanc, Inc. and CBT
                Corporation.

   2.2 Form of Voting Agreement, dated January 10, 1998, by and between Mercantile Bancorporation Inc. and certain of the directors of CBT Corporation.

   2.3 Stock Option Agreement, dated January 10, 1998, by and between Mercantile Bancorporation Inc. and CBT Corporation.

  99.1 Text of joint press release, dated January 12, 1998, issued by Mercantile Bancorporation Inc. and CBT Corporation.




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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 15, 1998

                                       MERCANTILE BANCORPORATION INC.



                                       By: /s/ Jon W. Bilstrom
                                           ------------------------------------
                                           Jon W. Bilstrom
                                           General Counsel and Secretary



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
                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
    2.1         Agreement and Plan of Merger, dated January 10, 1998, by and among Mercantile Bancorporation Inc., Ameribanc, Inc. and CBT
                Corporation.

    2.2 Form of Voting Agreement, dated January 10, 1998, by and between Mercantile Bancorporation Inc. and certain of the directors of CBT Corporation.

    2.3 Stock Option Agreement, dated January 10, 1998, by and between Mercantile Bancorporation Inc. and CBT Corporation.

   99.1 Text of joint press release, dated January 12, 1998, issued by Mercantile Bancorporation Inc. and CBT Corporation.